Exhibit 10.40
OMNIBUS AMENDMENT
TO COMPANY PLANS
OF AVANTAX, INC.

January 26, 2023

This Omnibus Amendment to Company Plans (this “Omnibus Amendment”), entered into by Avantax, Inc., a Delaware corporation formerly known as Blucora, Inc. (the “Company”), effects amendments to each of the plans and agreements of the Company set forth on Schedule A (each a “Company Plan” and together the “Company Plans”) to reflect that the Company amended its certificate of incorporation, effective as of the date hereof, to change its corporate name from “Blucora, Inc.” to “Avantax, Inc.” In furtherance of the foregoing, the Company Plans are hereby amended as described below.
1.Amendment to Company Plans. Effective as of the date hereof, each Company Plan is hereby amended to replace each reference to “Blucora, Inc.” or “Blucora” (including, as applicable, in the title of each Company Plan) with a reference to “Avantax, Inc.” or “Avantax” (as applicable).
2.Entire Agreement. Except as expressly amended by Section 1 above, the terms and conditions of each Company Plan shall remain in full force and effect and shall be read to be consistent with this Omnibus Amendment.

* * * * *

This Omnibus Amendment has been executed and is effective as of the date written above.

AVANTAX, INC.

By:	/s/ Christopher W. Walters
Name:	Christopher W. Walters
Title:	Chief Executive Officer

Schedule A

Company Plans

•Restated 1996 Flexible Stock Incentive Plan (as amended and restated)
•Blucora, Inc. 2015 Incentive Plan as Amended and Restated (including the forms of grant notice and award agreement thereunder)
•Blucora, Inc. 2018 Long-Term Incentive Plan (as amended) (including the forms of grant notice and award agreement thereunder)
•Blucora, Inc. 2016 Equity Inducement Plan (as amended) (including the forms of grant notice and award agreement thereunder)
•Blucora, Inc. 2016 Employee Stock Purchase Plan (as amended)
•Blucora, Inc. Non-Employee Director Compensation Policy (as amended)
•Blucora Director Tax-Smart Deferral Plan (as amended)
•Blucora Tax-Smart Executive Deferral Plan (as amended)
•Form of Indemnification Agreement
•Blucora, Inc. Executive Change of Control Severance Plan (as amended) (including the form of participation agreement thereunder)
•Blucora, Inc. Annual Incentive Plan
•Form of Employment Agreement for Executive Officers

Schedule A